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Exhibit 10.12


                             SUBORDINATION AGREEMENT


------------------- ----------------- ----------------- ----------------
    Principal          Loan Date          Maturity         Loan No.
   $250,000.00         06-09-2009        09-09-2010        930610000
------------------- ----------------- ----------------- ----------------


----------------- ----------------- ---------------- -----------------
  Call / Coll         Account           Officer          Initials
                                          RK              /s/ RK
----------------- ----------------- ---------------- ---------------

           References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above
                  containing "***" has been omitted due to text
                               length limitations.


Borrower:                                    Lender:
   Amexdrug Corporation; Dermagen, Inc.;        National Bank of California
   Biorx  Pharmaceuticals, Inc.; Royal          Corporate Banking Department
   Health Care, Inc.; and Allied Med Inc.       145 South Fairfax Avenue
   8909 West Olympic Boulevard, Suite 208       Los Angeles, CA 90036
   Beverly Hills, CA 90211


Creditor:   Nora Y. Amin
            369 South Doheny Drive, Suite 326
            Bevery Hills, CA 90211


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THIS  SUBORDINATION  AGREEMENT  dated June 9, 2009,  is made and executed  among
Amexdrug Corporation; Dermagen, Inc.; Biorx Pharmaceuticals, Inc.; Royal Health Care, Inc.; and Allied Med Inc.; 8909 West Olympic Boulevard, Suite 208; Beverly Hills, CA 90211 ("Borrower"); Nora Y. Amin, 369 South Doheny Drive, Suite 326, Beverly Hills, CA 90211 ("Creditor"); and National Bank of California, Corporate Banking Department, 145 South Fairfax Avenue, Los Angeles, CA 90036 ("Lender").

REQUESTED FINANCIAL ACCOMMODATIONS. Creditor and Borrower each want Lender to provide financial accommodations to Borrower in the form of (A) new credit or loan advances, (B) an extension of time to pay or other compromises regarding all or part of Borrower's present indebtedness to Lender, or (C) other benefits to Borrower. Borrower and Creditor each represent and acknowledge to Lender that Creditor will benefit as a result of these financial accommodations from Lender to Borrower, and Creditor acknowledges receipt of valuable consideration for entering into this Agreement. Based on the representations and acknowledgments contained in this Agreement, Borrower and Creditor agree with Lender as follows:

SUBORDINATED INDEBTEDNESS. The words "Subordinated Indebtedness" as used in this Agreement mean all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be now or hereafter owing from Borrower to Creditor. The term "Subordinated Indebtedness" is used in its broadest sense and includes without limitation all principal, all interest, all costs, attorneys' fees, all sums paid for the purpose of protecting the rights of a holder of security, all contingent obligations of Borrower (such as a guaranty), and all other obligations, secured or unsecured, of any nature whatsoever.

SUPERIOR INDEBTEDNESS. The words "Superior Indebtedness" as used in this Agreement mean and include all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be now or hereafter owing from Borrower to Lender. The term "Superior Indebtedness" is used in its broadest sense and includes without limitation all principal, all interest, all costs, attorneys' fees, all sums paid for the purpose of protecting Lender's rights in security (such as paying for insurance on collateral if the owner fails to do so), all contingent obligations of Borrower (such as a guaranty), all obligations arising by reason of Borrower's accounts with Lender (such as an overdraft on a checking account), and all other obligations of Borrower to Lender, secured or unsecured, of any nature whatsoever.

SUBORDINATION. All Subordinated Indebtedness of Borrower to Creditor is and shall be subordinated in all respects to all Superior Indebtedness of Borrower to Lender. If Creditor holds one or more Security Interests, whether now existing or hereafter acquired, in any of Borrower's real property or personal property, Creditor also subordinates all Creditor's Security Interests to all Security Interests held by Lender, whether now existing or hereafter acquired.

PAYMENTS TO CREDITOR. Borrower will not make and Creditor will not accept, at any time while any Superior Indebtedness is owing to Lender, (A) any payment upon any Subordinated Indebtedness, (B) any advance, transfer, or assignment of assets to Creditor in any form whatsoever that would reduce at any time or in any way the amount of Subordinated Indebtedness, or (C) any transfer of any assets as security for the Subordinated Indebtedness, except upon Lender's prior written consent.

In the event of any distribution, division, or application, whether partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of Borrower's assets, or the proceeds of Borrower's assets, in whatever form, to creditors of Borrower or upon any indebtedness of Borrower, whether by reason of the liquidation, dissolution or other winding-up of Borrower, or by reason of any execution sale, receivership, insolvency, or bankruptcy proceeding, assignment for the benefit of creditors, proceedings for reorganization, or readjustment of Borrower or Borrower's properties, then and in such event, (A) the Superior Indebtedness shall be paid in full before any payment is made upon the Subordinated Indebtedness, and (B) all payments and distributions, of any kind or character and whether in cash, property, or securities, which shall be payable or deliverable upon or in respect of the Subordinated Indebtedness shall be paid or delivered directly to Lender for application in payment of the amounts then due on the Superior Indebtedness until the Superior Indebtedness shall have been paid in full.

In order that Lender may establish its right to prove claims and recover for its own account dividends based on the Subordinated Indebtedness, Creditor does hereby assign all its right, title, and interest in such claims to Lender. Creditor further agrees to supply such information and evidence, provide access to and copies of such of Creditor's records as may pertain to the Subordinated Indebtedness, and execute such instruments as may be required by Lender to enable Lender to enforce all such claims and collect all dividends, payments, or other disbursements which may be made on account of the Subordinated Indebtedness. For such purposes, Creditor hereby irrevocably authorizes Lender in its discretion to make and present for or on behalf of Creditor such proofs of claims on account of the Subordinated Indebtedness as Lender may deem expedient and proper and to vote such claims in any such proceeding and to receive and collect any and all dividends, payments, or other disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of the Superior Indebtedness.

Should any payment, distribution, security, or proceeds thereof be received by Creditor at any time on the Subordinated Indebtedness contrary to the terms of this Agreement, Creditor immediately will deliver the same to Lender in precisely the form received (except for the endorsement or assignment of Creditor if necessary), for application on or to secure the Superior
Indebtedness, whether it is due or not due, and until so delivered the same shall be held in trust by Creditor as property of Lender. In the event Creditor fails to make any such endorsement or assignment, Lender, or any of its officers on behalf of Lender, is hereby irrevocably authorized by Creditor to make the same.

                             SUBORDINATION AGREEMENT
Loan No: 930610000                 (Continued)                            Page 2
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CREDITOR'S NOTES. Creditor agrees to deliver to Lender, at Lender's request, all
notes  of  Borrower  to  Creditor,   or  other  evidence  of  the   Subordinated
Indebtedness, now held or hereafter acquired by Creditor, while this Agreement remains in effect. At Lender's request, Borrower also will execute and deliver to Creditor a promissory note evidencing any book account or claim now or hereafter owed by Borrower to Creditor, which note also shall be delivered by Creditor to Lender. Creditor agrees not to sell, assign, pledge or otherwise transfer any of such notes except subject to all the terms and conditions of this Agreement.

CREDITOR'S REPRESENTATIONS AND WARRANTIES. Creditor represents and warrants to Lender that: (A) no representations or agreements of any kind have been made to Creditor which would limit or qualify in any way the terms of this Agreement;
(B) this Agreement is executed at Borrower's request and not at the request of Lender; (C) Lender has made no representation to Creditor as to the creditworthiness of Borrower; and (D) Creditor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Creditor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Creditor's risks under this Agreement, and Creditor further agrees that Lender shall have no obligation to disclose to Creditor information or material acquired by Lender in the course of its relationship with Borrower.

CREDITOR'S WAIVERS. Creditor waives any right to require Lender: (A) to make, extend, renew, or modify any loan to Borrower or to grant any other financial accommodations to Borrower whatsoever; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Superior Indebtedness or of any nonpayment related to any Security Interests, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Superior Indebtedness, or in connection with the creation of new or additional Superior Indebtedness; (C) to resort for payment or to proceed directly or at once against any person, including Borrower; (D) to proceed directly against or exhaust any Security Interests held by Lender from Borrower, any other guarantor, or any other person; (E) to pursue any other remedy within Lender's power; or (F) to commit any act or omission of any kind, at any time, with respect to any matter whatsoever.

LENDER'S RIGHTS. Lender may take or omit any and all actions with respect to the Superior Indebtedness or any Security Interests for the Superior Indebtedness without affecting whatsoever any of Lender's rights under this Agreement. In particular, without limitation, Lender may, without notice of any kind to
Creditor,  (A)  make  one or more  additional  secured  or  unsecured  loans  to
Borrower; (B) repeatedly alter, compromise, renew, extend, accelerate, or otherwise change the time for payment or other terms of the Superior Indebtedness or any part thereof, including increases and decreases of the rate of interest on the Superior Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) take and hold Security Interests for the payment of the Superior Indebtedness, and exchange, enforce, waive, and release any such Security Interests, with or without the substitution of new collateral; (D) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or guarantors on any terms or manner Lender chooses; (E) determine how, when and what application of payments and credits, shall be made on the Superior Indebtedness; (F) apply such security and direct the order or manner of sale thereof, as Lender in its discretion may determine; and (G) assign this Agreement in whole or in part.

DEFAULT BY BORROWER. If Borrower becomes insolvent or bankrupt, this Agreement shall remain in full force and effect.

DURATION AND TERMINATION. This Agreement will take effect when received-by Lender, without the necessity of any acceptance by Lender, in writing or otherwise, and will remain in full force and effect until Creditor shall notify Lender in writing at the address shown above to the contrary. Any such notice shall not affect the Superior Indebtedness owed Lender by Borrower at the time of such notice, nor shall such notice affect Superior Indebtedness thereafter granted in compliance with a commitment made by Lender to Borrower prior to receipt of such notice, nor shall such notice affect any renewals of or substitutions for any of the foregoing. Such notice shall affect only indebtedness of Borrower to Lender arising after receipt of such notice and not arising from financial assistance granted by Lender to Borrower in compliance with Lender's obligations under a commitment. Any notes lodged with Lender pursuant to the section titled "Creditor's Notes" above need not be returned until this Agreement has no further force or effect.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Arbitration. Borrower and Creditor and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the 'Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Borrower and Creditor and Lender agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

         Attorneys' Fees; Expenses. Creditor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Creditor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Creditor also shall pay all court costs and such additional fees as may be directed by the court.

                             SUBORDINATION AGREEMENT
Loan No: 930610000                 (Continued)                            Page 3
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         Authority.  The  person  who signs  this  Agreement  as or on behalf of
         Creditor represents and warrants that he or she has authority to execute this Agreement and to subordinate the Subordinated Indebtedness and the Creditor's security interests in Creditor's property, if any.

         Caption   Headings.   Caption   headings  in  this  Agreement  are  for
         convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of California.

         Choice of Venue. If there is a lawsuit, Creditor agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, State of California.

         Interpretation. In all cases where there is more than one Creditor, then all words used in this Agreement in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Creditor named in this Agreement or when this Agreement is executed by more than one, the words "Creditor" shall mean all and any one or more of them. Reference to the phrase "Creditor" includes the heirs, successors, assigns, and transferees of each of them.

         Successors and Assigns. This Agreement shall be understood to be for the benefit of Lender and for such other person or persons as may from time to time become or be the holder or owner of any of the Superior
         Indebtedness or any interest therein, and this Agreement shall be transferable to the same extent and with the same force and effect as any such Superior Indebtedness may be transferable.

         No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Creditor, shall constitute a waiver of any of Lender's rights or of any of Creditor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

         Waive Jury. To the extent permitted by applicable law, all parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

         Agreement. The word "Agreement" means this Subordination Agreement, as this Subordination Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Subordination Agreement from time to time.

         Borrower. The word "Borrower" means Amexdrug Corporation; Dermagen, Inc.; Biorx Pharmaceuticals, Inc.; Royal Health Care, Inc.; and Allied Med Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

         Creditor. The word "Creditor" means Nora Y. Amin.

         Lender. The word "Lender" means National Bank of California, its successors and assigns.

         Note. The word "Note" means the Note executed by Amexdrug Corporation; Dermagen, Inc.; Biorx Pharmaceuticals, Inc.; Royal Health Care, Inc.; and Allied Med Inc. in the principal amount of $250,000.00 dated June 9, 2009, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

         Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Superior Indebtedness.

         Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

         Subordinated Indebtedness. The words "Subordinated Indebtedness" mean the indebtedness described in the section of this Agreement titled "Subordinated Indebtedness".

         Superior  Indebtedness.  The  words  "Superior  Indebtedness"  mean the
         indebtedness   described  in  the  section  of  this  Agreement  titled
         "Superior Indebtedness".

                             SUBORDINATION AGREEMENT
Loan No: 930610000                 (Continued)                            Page 4
--------------------------------------------------------------------------------

BORROWER AND CREDITOR EACH ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS SUBORDINATION AGREEMENT, AND BORROWER AND CREDITOR EACH AGREE TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 9, 2009.

BORROWER:

AMEXDRUG CORPORATION

By:     /s/ Jack N. Amin
   -----------------------------------
     Jack N. Amin, President/Secretary
     of Amexdrug Corporation

DERMAGEN, INC.

By:     /s/ Jack N. Amin
   -----------------------------------
     Jack N. Amin, President/Secretary
     of Dermagen, Inc.

BIORIX PHARMACEUTICALS, INC.

By:     /s/ Jack N. Amin
   -----------------------------------
     Jack N. Amin, President/Secretary
     of Biorx Pharmaceuticals, Inc.

ROYAL HEALTH CARE, INC.

By:     /s/ Jack N. Amin
   -----------------------------------
     Jack N. Amin, President/Secretary
     of Royal Health Care, Inc.

ALLIED MED INC.

By:     /s/ Jack N. Amin
   -----------------------------------
     Jack N. Amin, President/Secretary
     of Allied Med Inc.

CREDITOR:
     /s/ Nora Y. Amin
--------------------------------------
     Nora Y. Amin, Individually







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